10(g)
                               AMENDMENT NUMBER 3

                          TO THE REINSURANCE AGREEMENT
                             EFFECTIVE JUNE 5, 1992

                                     BETWEEN

                       GLENBROOK LIFE AND ANNUITY COMPANY
                        (HEREINAFTER CALLED "GLENBROOK")

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                         (HEREINAFTER CALLED "ALLSTATE")





WHEREAS, GLENBROOK and ALLSTATE entered into a Reinsurance Agreement effective June 5, 1992 (hereinafter "Agreement"); and

WHEREAS, the parties now believe that the Agreement does not accurately reflect their existing practices relating to settlements for certain tax benefits and liabilities; and

WHEREAS, the parties desire to amend the Agreement to reflect the existing practices with respect to such tax settlements;

NOW, THEREFORE, IT IS HEREBY AGREED, that the Agreement is amended as provided below.


          1.)  Article III,  paragraph  2, is amended by replacing  subparagraph
               (d) with a new subparagraph (d), as follows:

                  (d) Insurance taxes, licenses and fees (excluding Federal Income Tax that is not related to the contracts reinsured under this Agreement ), incurred by GLENBROOK with respect to the contracts reinsured under this Agreement.

          2.) Article III is further amended by adding a new paragraph 3, as follows:

                  3. No less frequently than quarterly, ALLSTATE will calculate the amount of federal and state income tax liabilities incurred by GLENBROOK for the quarter related to the contracts reinsured under this Agreement, and the amount of federal and state income tax benefits earned by GLENBROOK for the quarter related to the contracts reinsured under this Agreement. If tax liabilities exceed tax benefits, the difference, plus a gross-up for additional federal and state income taxes, will be paid by ALLSTATE to GLENBROOK. If tax benefits exceed tax liabilities, the difference, plus a gross-up for additional federal and state income taxes, will be paid by GLENBROOK to ALLSTATE.


Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.


Glenbrook Life and Annuity Company

By       /s/ Sarah R. Donahue
Title    Assistant Vice President
Date     October 28, 1998

Allstate Life Insurance Company

By       C. Nelson Strom
Title    AVP
Date     October 28, 1998

10(e)
                                  REINSURANCE AGREEMENT

                                         between

                GLENBROOK LIFE AND ANNUITY COMPANY, NORTHBROOK, ILLINOIS
                                (hereinafter "GLENBROOK")

                                           and

                  ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                                (hereinafter "ALLSTATE")


                                        Article I

                                  BASIS of REINSURANCE

1. ALLSTATE will indemnify and GLENBROOK will automatically reinsure with ALLSTATE, according to the terms and conditions hereof, the net liability for contracts in force (or no longer in force but with remaining liability) on the Effective Date and contracts directly issued subsequent to the Effective Date by GLENBROOK on the contracts listed in Schedule A.

2. The indemnity reinsurance provided hereunder shall be on a modified coinsurance basis. GLENBROOK shall retain, maintain, and own all assets held in relation to the Reserve, as defined in Article II of this Agreement.

3. In no event will reinsurance on an application or a policy under this Agreement be in force unless the corresponding application is pending with GLENBROOK or policy issued by GLENBROOK, or the reinsurance accepted by GLENBROOK, as the case may be, is in force.

                                       Article II

                                  LIABILITY of ALLSTATE

1. The liability of ALLSTATE with respect to any contract reinsured hereunder will begin simultaneously with that of GLENBROOK. ALLSTATE's liability with respect to any contract reinsured hereunder will terminate on the date GLENBROOK's liability on such contract terminates or the date this Agreement is terminated, whichever is earlier. However, termination of this Agreement will not terminate ALLSTATE's liability for benefit payments incurred prior to the date of termination.

2. For the purpose of this Agreement, the term "Reserve" will be the "Total Liabilities" of GLENBROOK's Variable Annuity Separate Accounts
     (corresponding to amounts shown on page 3, line 17 of 1992 Separate Accounts Statutory Statements).


                                       Article III

                                   MONTHLY SETTLEMENTS

1. While this Agreement is in effect, GLENBROOK shall pay to ALLSTATE on a daily basis, with respect to eligible policies under this Agreement, a reinsurance premium equal to the sum of Items (a) and (b) below less the sum of Items (c) and (d) below.

     (a)  Gross  premiums   (direct  and  reinsurance   assumed)   collected  by
          GLENBROOK.

     (b) Reserves transferred from the GLENBROOK General Account to a GLENBROOK Separate Account.

     (c)  Gross premiums refunded by GLENBROOK to policyholders.

     (d)  Reserves   transferred  from  a  GLENBROOK  Separate  Account  to  the
          GLENBROOK General Account.

2. While this Agreement is in effect, ALLSTATE shall pay to GLENBROOK on a daily basis a benefit and expense allowance equal to the sum of Items (a),
     (b), (c) and (d) below.

     (a)  Net  benefits  (as defined in Paragraph 3 of this Article III) paid by
          GLENBROOK  with  respect  to  the  contracts   reinsured   under  this
          Agreement.

     (b) Commissions and other sales compensation incurred by GLENBROOK with respect to the contracts reinsured under this Agreement.

     (c) General insurance expenses incurred by GLENBROOK with respect to the contracts reinsured under this Agreement.

     (d) Insurance taxes, licenses and fees (excluding Federal Income Tax) incurred by GLENBROOK with respect to the contracts reinsured under this Agreement.

3.   Net Benefits are defined as follows:

     (a) For a contract issued directly by GLENBROOK and reinsured under this Agreement, net benefits are the actual amounts payable by GLENBROOK to the contractholder, less any amounts payable to GLENBROOK by another reinsurer with respect to the contract. These payments include death benefits, endowment benefits, annuity benefits, disability benefits, benefits under A & H policies, withdrawals, surrender benefits and payments on supplementary contracts with and without life contingencies.

     (b) For contracts reinsured by GLENBROOK and retroceded under this Agreement, net benefits and commission and expense allowances are the actual amounts payable by GLENBROOK to the ceding company with respect to the contract reinsured by GLENBROOK.

                                   Article IV

                            DAILY RESERVE ADJUSTMENTS


     While this Agreement is in effect, a reserve adjustment equal to (or the accounting equivalent of) the amount defined below shall be paid.

         Let:

                  RC= The Reserve change in GLENBROOK'S Variable Annuity Separate Accounts from the end of the prior accounting period to the end of the current accounting period for the reinsured contracts (corresponding to the sum of the amounts on page 4, lines 10, 11, 12 and 13 1992 Separate Account Statutory
                           Statements).

                  NII= The net investment income in GLENBROOK's Variable Annuity Separate Accounts (corresponding to the sum of the amounts on page 4, line 2 of 1992 Separate Account Statutory Statements), minus interest income on GLENBROOK'S capital investment in the Separate Accounts.

     If RC is greater than NII then a reserve adjustment of RC-NII is payable by ALLSTATE to GLENBROOK.

     If NII is greater than RC, then a reserve adjustment of NII-RC is payable by GLENBROOK to ALLSTATE.

                                    Article V

                                   OVERSIGHTS

ALLSTATE shall be bound as GLENBROOK is bound, and it is expressly understood and agreed that if failure to reinsure or failure to comply with any terms of this Agreement is shown to be unintentional and the result of misunderstanding or oversight on the part of either GLENBROOK or ALLSTATE, both GLENBROOK and ALLSTATE shall be restored to the positions they would have occupied had no such error or oversight occurred.

                                   Article VI

                              INSPECTION OF RECORDS

GLENBROOK and ALLSTATE shall have the right, at any reasonable time, to examine at the office of the other, any books, documents, reports or records which pertain in any way to the contracts reinsured under this Agreement.

                                   Article VII

                                   INSOLVENCY

1. In the event of the insolvency of GLENBROOK, reinsurance hereunder is payable by ALLSTATE on the basis of its liability hereunder without diminution because of the insolvency of GLENBROOK.

2. Further, in the event of the insolvency of GLENBROOK, the liquidator, receiver or statutory successor of the insolvent GLENBROOK shall give written notice to ALLSTATE of the pendency of any obligation of the insolvent GLENBROOK on any policy reinsured, whereupon ALLSTATE may investigate such claim and interpose at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to GLENBROOK or its liquidator or statutory successor. The expense thus incurred by ALLSTATE shall be chargeable, subject to court approval, against the insolvent GLENBROOK as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to GLENBROOK solely as a result of the defense undertaken by ALLSTATE.

3. All moneys due GLENBROOK or ALLSTATE under this Agreement shall be offset against each other, dollar for dollar, regardless of any insolvency of either party.

                                   Article VII

                                   ARBITRATION

Any dispute arising with respect to this Agreement which is not settled by mutual agreement of the parties shall be referred to arbitration. Within twenty
(20) days from receipt of written notice from one party that an arbitrator has been appointed, the other party shall also name an arbitrator. The two arbitrators shall choose a third arbitrator and shall forthwith notify the contracting parties of such choice. Each arbitrator shall be a present or former officer of a life insurance company and should have no present or past affiliation with this Agreement or with either party. The arbitrators shall consider this Agreement as an honorable engagement rather than merely as a legal obligation, and shall be relieved of all judicial formalities. The decision of the arbitrators shall be final and binding upon the parties hereto. Each party shall bear the expenses of its own arbitrator and shall jointly and equally bear the expenses of the third arbitrator and of the arbitration. Any such arbitration shall take place at the Home Office of GLENBROOK, unless some other location is mutually agreed upon.

                                   Article IX

                              PARTIES TO AGREEMENT

This Agreement is solely between GLENBROOK and ALLSTATE. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between ALLSTATE and any party in interest under any contract of GLENBROOK reinsured hereunder. GLENBROOK shall be and remain solely liable to any insured, contract owner, or beneficiary under any contract reinsured hereunder.

                                    Article X

                              DURATION OF AGREEMENT

This Agreement will be effective as of September 1, 1993, and will be unlimited as to its duration; provided, however, it may be terminated with respect to the reinsurance of new business by either party giving the other party sixty (60) days prior written notice of termination.

                                   Article XI

                                ENTIRE AGREEMENT

This Agreement constitutes the entire contract between ALLSTATE and GLENBROOK. No variation, modification or changes to this Agreement shall be binding unless in writing and signed by an officer of each party.


IN WITNESS HEREOF, the parties to this Agreement have caused it to be duly executed in duplicate by their respective officers on the dates shown below.


GLENBROOK LIFE AND ANNUITY COMPANY of Northbrook, Illinois

By       /s/ Craig Whitehead

Title    Assistant Vice President

Date     September 8, 1993



ALLSTATE LIFE INSURANCE COMPANY of Northbrook, Illinois

By       /s/ James D. Clements

Title    Assistant Vice President, Assistant Secretary  and General Counsel

Date     September 3, 1993

                                       SCHEDULE A

                   CONTRACTS SUBJECT TO REINSURANCE UNDER THIS TREATY


Any annuity contract whose reserve is invested, in whole or in part, in any account designated as a GLENBROOK Separate Account shall be reinsured under this Agreement; provided, however, that the portion of any such contract which is not so invested is not covered under this Agreement.

10(f)

                               AMENDMENT #1 TO THE

                              REINSURANCE AGREEMENT

                                     BETWEEN

            GLENBROOK LIFE AND ANNUITY COMPANY, NORTHBROOK, ILLINOIS
                        (HEREINAFTER CALLED "GLENBROOK")

                                       AND

              ALLSTATE LIFE INSURANCE COMPANY, NORTHBROOK, ILLINOIS
                         (HEREINAFTER CALLED "ALLSTATE")

WHEREAS, GLENBROOK and ALLSTATE entered into a Modified Coinsurance Agreement (hereinafter "Agreement"), having an effective date of September 1, 1993; and,

WHEREAS, the California Insurance Department has determined that various changes to the Agreement are required under California insurance law; and

WHEREAS, GLENBROOK and ALLSTATE desire to amend the Agreement with respect to coverage issued to California residents to meet the California requirements;

NOW, THEREFORE, the Agreement is hereby amended with respect to California residents, as follows:

1.) Article VII, "Insolvency", hereby amended by deleting said Article in its entirety, and replacing it with the following new Article VII:

                                   Article VII

                                   INSOLVENCY

1. The portion of any risk or obligation assumed by Allstate, when such portion is ascertained, shall be payable on demand of Glenbrook at the same time as Glenbrook shall pay its net retained portion of such risk or obligation, and the reinsurance shall be payable by Allstate on the basis of the liability of Glenbrook under the contract or contracts reinsured under this Agreement without diminution because of the insolvency of Glenbrook. In the event of insolvency and the appointment of a conservator, liquidator or statutory successor of Glenbrook, such portion shall be payable to such conservator, liquidator or statutory successor immediately upon demand, on the basis of claims allowed against Glenbrook by any court of competent jurisdiction or, by any conservator, liquidator, or statutory successor of Glenbrook having authority to allow such claims, without diminution because of such insolvency or because such conservator, liquidator or statutory successor has failed to pay all or a portion of any claims. Payment by Allstate as above set forth shall be made directly to Glenbrook or its conservator, liquidator or statutory successor.

2. Further, in the event of the insolvency of Glenbrook, the liquidator, receiver or statutory successor of the insolvent Glenbrook shall give written notice to Allstate of the pendency of an obligation of the insolvent Glenbrook on any policy reinsured, whereupon Allstate may investigate such claim and interpose at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to Glenbrook or its liquidator or statutory successor. The expense thus incurred by Allstate shall be chargeable, subject to court approval, against the insolvent Glenbrook as part of the expenses of liquidation to the extent of a proportionate share of the benefit which may accrue to Glenbrook solely as a result of the defense undertaken by Allstate.


2.) Article VIII, Arbitration, shall be amended to include the following language at the end of that article:

         The decision of the Arbitrators shall be handed down within 45 days of the date on which the arbitration is concluded.

3.) Article X, Duration of the Agreement, shall be deleted in its entirety and shall be replaced with the following language:

         This Agreement shall be effective as of September 1, 1993, and will be unlimited as to its duration; provided, however, it may be terminated with respect to the reinsurance of new business by either party giving the other party ninety (90) days prior written notice of termination to the other party.


4.) In addition, a new Article XII is added to the Agreement, as follows:

                                   Article XII

                                     OFFSET

All monies due Glenbrook or Allstate under this Agreement shall be offset against each other dollar for dollar.

5.) Finally, the definition of "RC" contained in Article IV, Daily Reserve Adjustments, shall be deleted and replaced with the following language:
         RC = The Reserve change in GLENBROOK'S Variable Annuity Separate Accounts from the end of the prior accounting period to the end of the current accounting period for the reinsured contracts (corresponding to the sum of the amounts in page 4, lines 10, 11, 12 and 13 of 1992 Separate Account Statutory Statements). An account period shall be defined as one day.

This amendment shall be effective __________, 1995. Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.


Glenbrook Life and Annuity Company

By       /s/ Marla Friedman
Title    Vice President
Date     June 8, 1995

Allstate Life Insurance Company

By       Michael J. Velotta
Title    Vice President, Secretary and General Counsel
Date     June 8, 1995

10(g)
                               AMENDMENT NUMBER 2

                          TO THE REINSURANCE AGREEMENT
                           EFFECTIVE SEPTEMBER 1, 1993

                                     BETWEEN

                       GLENBROOK LIFE AND ANNUITY COMPANY
                        (HEREINAFTER CALLED "GLENBROOK")

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                         (HEREINAFTER CALLED "ALLSTATE")


IT IS HEREBY AGREED, that the Reinsurance Agreement effective September 1, 1993 between GLENBROOK and ALLSTATE (hereinafter "Agreement"), is amended as provided below.

Effective January 1, 1993, Article III is hereby amended by adding the follwoing new paragraph:

ALLSTATE  and  GLENBROOK  agree  to  an  election  under  Treasury   Regulations
1-848-2(g)(8), as follows:


a) For each taxable year under this Agreement, the party with net positive consideration, as defined in the regulations promulgated under Treasury Code
Section 848, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1);

(b) GLENBROOK and ALLSTATE agree to exchange information pertaining to the amount of net consideration for all reinsurance agreements in force between them to ensure consistency for purposes of computing specified policy acquisition expenses. GLENBROOK and ALLSTATE shall agree on the amount of such net consideration for each taxable year no later than the May 1 following the end of such year.

(c) This election shall be effective for 1993 and for all subsequent taxable years for which this Agreement remains in effect.

Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.


Glenbrook Life and Annuity Company

By       /s/ Sarah R. Donahue
Title    Vice President
Date     December 18, 1995

Allstate Life Insurance Company

By       C. Nelson Strom
Title    AVP
Date     November 3, 1995

10(h)
                               AMENDMENT NUMBER 3

                          TO THE REINSURANCE AGREEMENT
                           EFFECTIVE SEPTEMBER 1, 1993

                                     BETWEEN

                       GLENBROOK LIFE AND ANNUITY COMPANY
                        (HEREINAFTER CALLED "GLENBROOK")

                                       AND

                         ALLSTATE LIFE INSURANCE COMPANY
                         (HEREINAFTER CALLED "ALLSTATE")



WHEREAS, GLENBROOK and ALLSTATE entered into a Reinsurance Agreement effective September 1, 1993 (hereinafter "Agreement"); and

WHEREAS, the parties now believe that the Agreement does not accurately reflect their existing practices relating to settlements for certain tax benefits and liabilities; and

WHEREAS, the parties desire to amend the Agreement to reflect the existing practices with respect to such tax settlements;

NOW, THEREFORE, IT IS HEREBY AGREED, that the Agreement is amended as provided below.


          1.)  Article III,  paragraph  2, is amended by replacing  subparagraph
               (d) with a new subparagraph (d), as follows:

                  (d) Insurance taxes, licenses and fees (excluding Federal Income Tax that is not related to the contracts reinsured under this Agreement ), incurred by GLENBROOK with respect to the contracts reinsured under this Agreement.

          2.) Article III is further amended by adding a new paragraph 5, as follows:

                  5. No less frequently than quarterly, ALLSTATE will calculate the amount of federal and state income tax liabilities incurred by GLENBROOK for the quarter related to the contracts reinsured under this Agreement, and the amount of federal and state income tax benefits earned by GLENBROOK for the quarter related to the contracts reinsured under this Agreement. If tax liabilities exceed tax benefits, the difference, plus a gross-up for additional federal and state income taxes, will be paid by ALLSTATE to GLENBROOK. If tax benefits exceed tax liabilities, the difference, plus a gross-up for additional federal and state income taxes, will be paid by GLENBROOK to ALLSTATE.


Except as amended hereby, the Agreement shall remain unchanged.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.


Glenbrook Life and Annuity Company

By       /s/ Sarah R. Donahue
Title    Assistant Vice President
Date     October 22, 1998

Allstate Life Insurance Company

By       /s/ C. Nelson Strom
Title    AVP
Date     October 22, 1998